Investor Presentation 08 , NCI Building Systems Exhibit 99.1

Some comments made in this presentation are “ forward-looking”
statements, as defined in the Private Securities Litigation Reform Act of
1995. These forward-looking statements are subject to a number of risks and uncertainties that may cause the company’s actual performance to differ materially from that projected in such statements. Among the factors that could cause actual results to differ materially are industry cyclicality and seasonality; fluctuations in demand and prices for steel; the financial condition of the company’s raw material suppliers; competitive activity and pricing pressure; ability to execute the company’s acquisition strategy; and
general economic conditions affecting the construction
industry.
Investors
should refer to statements regularly filed by the company with the Securities and Exchange Commission for a discussion of additional factors which could affect the company’s operations and forward-looking statements made in this presentation. The company expressly disclaims any obligation to release publicly any updates or revisions to these forward-looking statements to reflect any changes in expectations.
Safe Harbor

It is our mission
to produce products and
systems, for the metal construction industry, of
enduring quality
that enhance the beauty, form
and
function
of structures in which people work,
live, play, learn, worship and use for storage and
protection.
Mission Statement

The Market

Metal Coil Coating
Metal Components
Engineered Building Systems
NCI BUILDING SYSTEMS
Stores/Restaurants
Schools/Libraries
Dormitories
Hospitals/Health
Religious
Amusement
Government/Public
Miscellaneous
Manufacturing
Garages/Auto Service
Hotels/Motels
Offices/Banks
Warehouses

Nonresidential Market Segments 5

$270
$260
$250
$240
$230
$220
$210
$200
$190
$180
$170
$160
$150
$140
$130
$120
$110
$100
$90
$80
$70
$60
$50
'80
'81
'82
'83
'84
'85
'86
'87
'88
'89
'90
'91
'92
'93
'94
'95
'96
'97
'98
'99
'00
'01
'02
'03
'04
'05
'06
'07
'08
'09
'10
'11
'12

U.S. Nonresidential Activity Total Value Dotted lines are future projections. (in billions) Source: FW Dodge 6

2,0
1,9
1,8
1,7
1,6
1,5
1,4
1,3
1,2
1,1
1,0
0,9
'80 '81 '82 '83 '84 '85 '86 '87 '88 '89 '90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12

U.S. Nonresidential Activity Square Footage Dotted lines represent future projections. Source: FW Dodge (in billions) 7

NCI Overview

2006 and 2007 Results

Fiscal 2006 Fiscal 2007
Net Income 73,796 $          63,729 $
Adjusted EBITDA
(1)
181,169 176,718
Free Cash Flow
(2)
94,458 95,584
Average Fully Diluted Shares Outstanding 21,395 20,793
Ending Stock Price, October 60 37
(1)
EBITDA is defined in the Company’s credit facilities, as amended from time to time. See page 40 for a reconciliation of adjusted EBITDA to net income.
(2)
Free Cash Flow is defined as operating cash flow less capital expenditures.
(in thousands)

$40,000
$60,000
$80,000
$100,000
$120,000
$140,000
$160,000
$180,000
$200,000
1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
0.5
0.7
0.9
1.1
1.3
1.5
1.7
1.9
2.1
Operating Income & Adjusted EBITDA
With U.S. Nonresidential Activity
Adjusted EBITDA
Operating Income a
(in thousands)
a
Before Goodwill Amortization for fiscal years 1999-2001
U.S. Nonresidential Activity
(in billions of
square feet)
Dotted lines represent future projections.
Source for U.S. Nonresidential Activity:  FW Dodge

$50
$70
$90
$110
$130
$150
$170
$190
$210
$230
$250
$270
1999 2000 2001 2002 2003 2004 2005 2006 2007 2008
$575
$650
$725
$800
$875
$950
$1,025
$1,100
$1,175
$1,250
$1,325
$1,400
Historical Operating Income
And Adjusted EBITDA & Weighted Average Cost of Steel
Adjusted EBITDA
Operating Income a
(in millions)
a
Before Goodwill Amortization for fiscal years 1999-2001
Average Cost of Steel per Ton
(cost / ton)

Projected

$1,325
$1,250
$1,175
$1,100
$1,025
$950
$875
$800
$725
$650
$575
20.00%
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008

Historical Operating Income
And Adjusted EBITDA Margins & Weighted Average Cost of Steel
Adjusted EBITDA Margin
Operating Income Margin a
a
Before Goodwill Amortization for fiscal years 1999-2001
Average Cost of Steel per Ton
(cost / ton)

Projected

$1,325
$1,250
$1,175
$1,100
$1,025
$950
$875
$800
$725
$650
$575
$1,800
$1,700
$1,600
$1,500
$1,400
$1,300
$1,200
$1,100
$1,000
$900
$800
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008

NCI Revenue And Weighted Average Cost of Steel Average Cost of Steel per Ton NCI Revenue (cost / ton) (in millions) 13 Projected

$5.00
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$2.34
$2.43
$0.91
$1.68
$1.20
$2.24
$2.68
$3.45
$3.06
$3.19 - $3.44
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008

Earnings Per Share
a  Includes $0.29 in 2004 for debt extinguishment.
b  Includes $0.06 benefit for group medical.
c  Includes the adoption of FAS 123(R) expense of $0.10 and the dilutive impact of the convertible notes of $0.18.
d Includes the dilutive impact of the convertible notes of $0.15.
e Excludes the dilutive impact of the convertible notes, if any, because that amount will depend on the future trading price of our stock.
d
a b
c
Guidance
e

Core Strengths
•
Multi-Brand Strategy
•
Hub and Spoke Distribution
•
Integrated Business Model
•
Consolidated Purchasing Power
•
Homogenous – Best Class
Manufacturing
•
Industry Leading Engineering
Systems
•
Alignment for Maximized Value

Product Benefits • Resilience to Harsh Weather • Benefit to Environment • Quick and Easy Assembly • Long-Term Economic Advantages 16

Engineered Building Systems
Metal Coil Coating
Metal Components
NCI BUILDING SYSTEMS

Integrated Business Segments
Supplies painted light gauge
coils for panels and flashings
and heavy gauge coils for
secondary structural products
Produces main frames,
Long Bay ® Systems and
light commercial systems
for all brands and depots
Produces metal components
for the Engineered Building
Systems segment including
roll-up and sectional doors
Metal Coil Coating
Metal Components
Engineered
Building Systems

Others
50%
Roll Coater
14%
MSC
Prefinish
Metals
7%
NCI
10%
Precoat
Metals
Division
19%

•Does not include
in-house painters
Hanna Steel
33%
Midwest
Metal
Coaters
10%
Others
2%
SDI
10%
NCI
45%

Metal Coil Coating
LIGHT GAUGE
COIL COATING
HEAVY GAUGE
HOT ROLLED
STEEL COATING
Cleans, treats, coats and
paints flat-rolled metal
coil substrates
Slits and/or embosses
coated coils
Manufacturers of
painted steel
products
127,347
122,809
110,758
117,873
83,583
5%
10%
15%
20%
25%
30%
35%
40%
45%
50%
-
20,000
40,000
60,000
80,000
100,000
120,000
140,000
2003 2004 2005 2006 2007
Third Party Revenue Operating Income % of Third Party Sales
PRODUCTS
CUSTOMERS
SOURCE:  2007 NCI/Strategic Decisions Group

Englert
4%
Genesis
(Fabral/Vicwest)
7%
Metal Sales
6%
McElroy Metal
5%
NCI
12%
Copper Sales/
UNA Clad
5%
Others
61%

473,499
547,959
567,005
670,836
613,324
5%
10%
15%
20%
-
100,000
200,000
300,000
400,000
500,000
600,000
700,000
800,000
2003 2004 2005 2006 2007
Third Party Revenue Operating Income % of Third Party Sales
Metal Components
SOURCE:  2007 NCI/Strategic Decisions Group
19
Pre-formed metal roof and
wall systems
Secondary structural
members
Flashings and accessories
Roll-up and sectional doors
and interior partition systems
PRODUCTS CUSTOMERS
Small, medium and
large contractors
Specialty roofers
Regional fabricators
Engineered building
fabricators
End Users

Nucor Building Systems 12%
Butler Manufacturing/ Varco Pruden 19%
NCI 20%
Others 49%

Engineered Building Systems
SOURCE:  2007 NCI/Strategic Decisions Group
Engineered custom use
buildings
Commercial and Industrial
buildings
Self-storage mini-warehouses
Steel-framed homes
Insulated roof and wall panels
Long Bay ® System
297,304
414,095
452,303
781,773
927,366
5%
10%
15%
20%
-
100,000
200,000
300,000
400,000
500,000
600,000
700,000
800,000
900,000
1,000,000
2003 2004 2005 2006 2007
Third Party Revenue Operating Income % of Third Party Sales
20
Builder Network
General Contractors
Developers
Custom fabrication
customers
End Users
PRODUCTS CUSTOMERS

NCI Annual Steel Spend in 2007
% of Total
Steel Vendor Steel Spend
A 26%
B 8%
C 7%
D 6%
E 5%
F 4%
G 3%
Top 7 Steel Vendors 59%
All Other Steel Suppliers 41%
* Only one steel vendor supplied greater than
10% of our total steel spend in 2007

Volume (Tons)
Price (per Ton)
8%
10%
12%
14%
16%
18%
20%
22%
1% 2% 3% 4% 5% 6% 7% 8% 9% 10% 11% 12% 13% 14% 15%
Volume vs. Price Changes
And the Effect on Operating Income Margin
1% Increase in Volume or Price

Current Locations NCI Metal Coil Coating (5) NCI Metal Components (19) NCI Engineered Building Systems (16) Business Segments 23

Strategy

$0
$40
$80
$120
$160
$200
2003 2004 2005 2006 2007
2003 Five-Year Growth Strategy
Acquire a major Building Systems
competitor
Develop or purchase an E-commerce
channel
Make opportunistic acquisitions in
Components for regional advantage
Add Coatings capacity to meet possible
internal demand
Improve key competencies required to
compete in the future
Adjusted EBITDA

2008 NCI Growth Strategy
Strategic Initiatives
Operating
•
Further Develop Common Engineering and Drafting Systems
•
Rationalize Plant Capacity
•
Introduce Common ERP System
•
Supply Chain Optimization
Product & Marketing
•
Expand Insulated Panel Product Line
•
Capture Share of the growing Green Building Market
•
Target Identified End Markets
E-Commerce
•
Introduce Components Web-based  Order Entry System
•
Deploy Web-based Pricing Software for Small Metal Buildings
to NCI Builder Network
•
Enhance E-Commerce Sales & Marketing
Accretive Acquisitions
•
Continue to Identify and Assess Acquisition Opportunities
Potential Incremental EBITDA over 2007
See Assumptions on page 27.
Excludes baseline market growth.
26
SOURCE: 2007 NCI/Strategic Decisions Group Estimates
18.6%
37.9%
55.6%
70.1%
14.8%
46.7%
51.7%
56.0%
0%
20%
40%
60%
80%
100%
120%
140%
2008 2009 2010 2011 2012
NCI Organic Growth Accretive Growth

Market Assumptions for 2008 NCI Growth Strategy
•
Nonresidential market opportunity generally in line with FW Dodge estimates as depicted on pages 6 and 7
•
Steel prices will show moderate increases over the 5-year period
•
Steel price increases will continue to be passed on to end-users
•
General inflation rate of approximately 3%

2008 Key Action Items
•
Corporate-Wide Initiatives
•
Implement Supply Chain Management cost reductions
across all divisions
•
Accumulate cash for debt repayment or stock repurchase
•
Successfully launch Green Building marketing initiative
•
Continue to identify and assess acquisition opportunities
•
Coatings Division
•
Substantially increase Coatings Division external package sales
•
Components Division
•
Expand Insulated Panel product offering through OEM purchase arrangement and start construction of new plant
•
Roll-out Components web-based Order Entry System
•
Maintain pricing discipline in Components business
•
Begin ERP upgrade in Components Division
•
Buildings Division
•
Continue development of Common Engineering and
Drafting Systems
•
Continue product consolidation
•
Plan for new low-cost Frame plant
•
Deploy web-based pricing software for small buildings to
NCI’s Builder Networks

$550
$525
$500
$475
$450
$425
$400
$375
$350
$325
$300
$275
$250
$225
$200
$175
$150
$125
$100
$75
$50
$25
$0
$44.0
$42.0
$40.0
$38.0
$36.0
$34.0
$32.0
$30.0
$28.0
$26.0
$24.0
$22.0
$20.0
$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$215
$255
$296
$319
$5.8
$7.7
$8.4
$23.0
$245
$251
$293
$341
$10.7
$10.7
$14.7
$19.9
$293
$329
$449
$499
$12.9
$11.2
$21.7
$28.0
$359
$368
$434
$463
$10.5
$6.5
$21.3
$25.4
$361
$416
$7.5
$14.9
Q1 '04
Q2 '04
Q3 '04
Q4 '04
Q1 '05
Q2 '05
Q3 '05
Q4 '05
Q1 '06
Q2 '06
Q3 '06
Q4 '06
Q1 '07
Q2 '07
Q3 '07
Q4 '07
Q1 '08
Q2 '08

For Fiscal Quarters 2004 through Q2 2008 Net Income [in millions] SALES [in millions] Quarterly Sales & Net Income 29

$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
1st Quarter
2nd Quarter
3rd Quarter
4th Quarter

IT
18%
Cost Reduction
7%
Safety/
Environmental
5%
Repair/
Replacement
31%
Growth/
Capacity
39%

Capital Spending Plan Total 2008 Plan $38 million Actual Spend Planned Spend 30

Financial Data

NCI Sales
(in millions)
$316
$363
$408
$0

(in millions)

(in billions)

NCI Performance vs. The Industry
Overall Nonresidential Construction Spending
Source:  FW Dodge
NCI
MBCI
$550
$696
$816
After Merger
Outstanding Debt
EBITDA LTM
$865
$937
$1018
$955 $953
$898
$1,085
$1,130
$1,570
$1,624
Sharp downturn
Best-ever industry growth
NCI's Capital Structure Management
$105
$100
$84
$128
$142
$181
$177
$565
$474
$433
$417
$368
$297
$249
$217
$373
$498 $497
$146
$154
$0
$150
$300
$450
$600
May
1998
Oct.
1998
Oct.
1999
Oct.
2000
Oct.
2001
Nov.
2002
Nov.
2003
Oct.
2004
Oct.
2005
Oct.
2006
Oct.
2007

$937
$1,018
$1,570
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007

Sales $408 ($ in millions) NCI MBCI After Merger $408 33

$54
$103
$146
$154
$105
$100
$84
$128
$142
$181
$177
$170 - $178
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008

* Adjusted EBITDA is defined in the Company’s credit facilities and is calculated on Appendix I and II. ($ in millions) Adjusted EBITDA * Projected 34

Engineered Building Systems 50%
Metal Components 43%
Metal Coil Coating 7%

Engineered Building Systems 57%
Metal Components 38%
Metal Coil Coating 5%

Engineered Building Systems 38%
Metal Coil Coating 13%
Metal Components 49%

Engineered Building Systems 54%
Metal Components 32%
Metal Coil Coating 14%

Operating Segment Results
Fiscal Year 2006 vs. Fiscal Year 2007
Fiscal Year 2006
THIRD PARTY SALES
$1,570 million
Fiscal Year 2006
OP PROFIT
$189 million*
Fiscal Year 2007
THIRD PARTY SALES
$1,624 million
Fiscal Year 2007
OP PROFIT
$187 million*
* Before Corporate Expenses.

63,729
35,535
40,005
3,923
6,095
149,287
42,041
947
75
20,086
36,122
50,016
149,287
Cash Flow
a
Before cumulative effect of change in accounting principle
b
Excludes $180,000 convertible debt
C
Excludes $200,000 additional term loan borrowings
2005
2003 2002 2001 2000 1999 2004
2006
22,800
23,007
23,191
2,401
4,161
75,560
17,912
48,550
- - -
4,310
114
4,674
75,560
31,314
22,883
3,949
2,931
6,878
67,955
9,175
70,200
- - -
- - -
175
(11,595)
67,955
16,535
34,866
26,331
3,020
8,210
88,962
15,026
49,380
- - -
5,521
909
18,126
88,962
44,407
33,487
(6,347)
721
4,456
76,724
28,885
16,105
- - -
24,408
20,416
(13,090)
76,724
44,577
28,542
18,098
952
(5,002)
87,167
33,262
42,415
- - -
- - -
- - -
11,490
87,167
44,890
22,974
(50,139)
16,409
9,321
43,455
9,327
32,050
8,060
- - -
- - -
(5,982)
43,455
55,951
24,488
31,654
9,362
7,292
128,747
19,524
23,700
4,954
27,399
40,676
12,494
128,747
73,796
31,089
12,699
8,518
8,551
134,653
27,056
78,511
594
366,598
37,572
(375,678)
134,653
($ in thousands)
b
a
2007
c
Net Income
Depreciation & Amortization
Changes in Working Capital
Proceeds from Stock Options Exercised
Other
Total Sources of Cash
Capital Expenditures
Debt Repayment, Net
Payment of Refinancing
Acquisitions
Repurchase of Stock
Increase (Decrease) in Cash
Total Uses of Cash
SOURCES
USES

$   11
$ 315
$ 180
$     3
$ 518
$ 511
$1,029
50
50
6.5 X
2.8 X
2.8 X
$   36
$ 293
$ 180
$     2
$ 475
$ 564
$1,039
46%
44%
7.0 X
2.5 X
2.3 X
$   75
$ 315
$ 180
$     2
$ 497
$ 540
$1,037
48%
44%
6.1 X
2.8 X
2.4 X
July 29, 2007
Capitalization
Current Debt Ratings:  Moody’s – Ba2
S & P – BB/stable
($ in millions)
Oct. 29, 2006
$   25
$ 315
$ 180
$     3
$ 498
$ 499
$997
50%
49%
7.3 X
2.7 X
2.6 X
Cash
$125 Million Revolver due 2009
$400 Million Term Loan due 2010
$180 Million Convertible Notes due 2024
Industrial Revenue Bond
Total Debt
Total Stockholders’ Equity
Total Book Capitalization
Total Debt/Book Capitalization
Net Debt/Book Capitalization
LTM EBITDA/Interest
Total Debt/LTM EBITDA
Net Debt/LTM EBITDA
-
$
-
$
20
$
%
%
%
%
%
%
Jan. 28, 2007
NCI completed the acquisition of Garco on January 31, 2007. Existing cash of $15.4 million and stock of $1.8 million were utilized to fund the purchase price.
a
$     5
$   44
$ 315
$ 180
$     3
$ 542
$ 512
$1,054
51
51
5.9 X
3.0 X
3.0 X
Apr. 29, 2007
-
$
Apr. 27, 2008 Oct 28, 2007
-
$
a
37
Jan 27, 2008
$   26
$ 293
$ 180
$     2
$ 475
$ 546
$1,021
47%
45%
6.1 X
2.7 X
2.6 X
-
$
$     7
$ 315
$ 180
$     2
$ 497
$ 535
$1,032
48
48
6.1 X
2.8 X
2.7 X
b
Debt excludes $3.2 million for a note payable related to insurance premiums.
b

70%
60%
50%
40%
30%
20%
10%
0%
61%
58%
53%
49%
43%
35%
28%
49%
44%
1999
2000
2001
2002
2003
2004
2005*
2006*
2007*

Debt/Total Book Capitalization Debt/Total Book Capitalization * Net Debt/Book Capitalization 38

Appendix I
Reconciliation of Adjusted EBITDA To Net Income
Note:  Adjusted EBITDA is defined in the Company’s credit facilities, as amended from time to time.
($ in thousands)
Trailing
12 mo.
69,141
44,271
26,382
36,372
- - -
10,775
- - -
186,941
19,808
15,691
3,615
6,373
- - -
1,183
- - -
46,670
Q1
2005
Q4
2004
Q3
2004
Q2
2004
Q1
2004
5,768
4,041
4,578
5,673
793
- - -
- - -
20,853
7,693
5,267
4,304
5,787
1,209
- - -
- - -
24,260
8,395
6,683
3,736
5,749
1,228
336
9,879
36,006
23,034
13,776
2,508
5,765
1,850
347
- - -
47,280
10,722
7,333
3,091
5,803
1,448
705
- - -
29,102
Q2
2005
10,732
7,149
3,524
5,806
1,494
952
- - -
29,657
Q3
2005
14,689
10,087
3,923
6,506
907
844
- - -
36,956
Q4
2005
Q1
2006
12,893
8,252
4,119
6,267
- - -
1,895
- - -
33,426
Q2
2006
11,179
7,186
5,368
6,776
- - -
2,138
- - -
32,647
Q3
2006
21,675
12,655
7,969
8,554
- - -
2,111
- - -
52,964
Q4
2006
28,049
17,143
7,231
8,692
- - -
1,017
- - -
62,132
Q1
2007
Q2
2007
Q3
2007
Q4
2007
10,453
6,628
7,235
8,156
- - -
1,860
- - -
34,332
6,511
4,309
7,363
7,918
- - -
2,288
- - -
28,389
21,328
13,846
7,149
9,308
- - -
2,262
- - -
53,893
25,437
16,313
6,853
9,301
- - -
2,200
- - -
60,104
Net Income
Income Taxes
Interest  Expense
Depreciation &
Amortization
401(k)
Stock Contributions
Stock-Based
Compensation
Debt Refinancing
ADJUSTED EBITDA
Q1
2008
7,510
4,702
6,847
9,131
- - -
2,871
- - -
31,061
39
Q2
2008
14,866
9,410
5,533
8,632
- - -
3,442
- - -
41,883

Appendix II
Reconciliation of Adjusted EBITDA To Net Income
Note:  Adjusted EBITDA is defined in the Company’s credit facilities, as amended from time to time.
a
Includes a non-cash charge of $67.4 million from adopting SFAS No. 142, Goodwill and Other Intangible Assets
($ in thousands)
Net Income
Income Taxes
Interest Expense
Depreciation &
Amortization
401(k)
Stock Contributions
Stock-Based
Compensation
Non-Cash Real Estate
Write Down, Net of Tax
Debt Refinancing
Cumulative Effects of
Accounting Change,
Net of Tax
ADJUSTED EBITDA
17,032
10,023
56
3,226
775
- - -
- - -
- - -
- - -
31,112
24,814
15,076
108
5,791
1,155
- - -
- - -
- - -
- - -
46,944
27,887
16,238
163
7,876
1,604
- - -
- - -
- - -
- - -
53,768
37,318
24,531
20,756
17,818
2,219
- - -
- - -
- - -
- - -
102,642
44,577
32,294
35,449
28,542
4,144
- - -
- - -
1,001
- - -
146,007
16,535
16,151
33,090
34,866
3,491
- - -
1,330
- - -
- - -
105,463
(33,773)
19,970
21,591
22,883
3,581
- - -
- - -
808
65,087
100,147
22,800
14,758
19,777
23,007
3,229
- - -
391
- - -
- - -
83,962
55,951
40,260
14,153
24,488
3,849
3,684
- - -
- - -
- - -
142,385
44,890
29,767
15,126
22,974
5,080
683
- - -
9,879
- - -
128,399
44,407
32,866
39,069
33,487
3,677
- - -
- - -
- - -
- - -
153,506
63,729
41,096
28,600
34,683
- - -
8,610
- - -
- - -
- - -
176,718
a
2003 2002 2001 2000 1995 1996 1997 1998 1999
2005
2004
2007
73,796
45,236
24,687
30,289
- - -
7,161
- - -
- - -
- - -
181,169
2006

63,844
43,019
20,825
5,761
161,096
23,376
137,720
9,122
218,449
9,082
209,367
15,741
443,389
75,477
367,912
17,475
15%
6%
28%
36%
37%
7%
49%
57%
8%
100%
100%
5%
142,446
95,776
46,670
9,400
331,372
47,835
283,537
28,825
465,231
17,806
447,425
41,598
939,049
161,417
777,632
48,008
(          )
(           )
(           )
(             )
123,063
85,807
37,256
10,404
318,117
46,214
271,903
21,208
436,690
18,436
418,254
36,442
877,870
150,457
727,413
41,708
(          )
(          )
(           )
(            )
80,171
52,883
27,288
6,705
176,534
26,031
150,503
17,734
248,503
10,151
238,352
22,729
505,208
89,065
416,143
29,512
(           )
(           )
(           )
(           )
(           )
(          )
(        )
(           )
Appendix III
Reconciliation of Segment Sales to Third Party Segment Sales
Metal Coil Coating
Total Sales
Inter-segment
Third Party Sales
Operating Profit
Metal Components
Total Sales
Inter-segment
Third Party Sales
Operating Profit
Engineered Building Systems
Total Sales
Inter-segment
Third Party Sales
Operating Profit
Consolidated
Total Sales
Inter-segment
Third Party Sales
Operating Profit
Q2 2007 Q2 2008
YTD Q2 2007 YTD Q2 2008
15%
6%
20%
35%
36%
10%
50%
58%
9%
100%
100%
6%
14%
5%
28%
36%
37%
8%
50%
58%
9%
100%
100%
6%
16%
7%
25%
35%
36%
12%
49%
57%
10%
100%
100%
7%
($ in thousands)

NCI Building Systems, Inc. 10943 N. Sam Houston Parkway West Houston, Texas 77064 281.897.7788 NYSE Symbol: NCS www.ncilp.com